SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report: October 15,2003


                      CIRCUIT CITY CREDIT CARD MASTER TRUST


             (Exact name of registrant as specified in its charter)


United States                       000-26172                     58-1897792
-------------                       ---------                     ----------
(State or other                   (Commission                   (IRS Employer
jurisdiction                        File No.)                Identification No.)
of incorporation)


225 Chastain Meadows Court, Kennesaw, Georgia                        30144
---------------------------------------------                        -----
(Address of principal executive offices)                          (Zip Code)

        Registrant's telephone number, including area code: 770-423-7900

Item 5            Other Events.
                  -------------

                  The Certificateholders Statement for the month of September 2003 was distributed to the Series 2000-2 Certificateholders on October 15,2003.

                  The Certificateholders Statement for the month of September 2003 was distributed to the Series 2002-1 Certificateholders on October 15,2003.

                  The Certificateholders Statement for the month of September 2003 was distributed to the Series 2003-2 Certificateholders on October 15,2003.

Item 7(c).        Exhibits.
                  ---------

                  The  following  is filed as an  exhibit to this  report  under
Exhibit 99:

         99.1 Series 2000-2 Certificateholders Statement for the month of September 2003.

         99.2 Series 2002-1 Certificateholders Statement for the month of September 2003.

         99.3 Series 2003-2 Certificateholders Statement for the month of September 2003.








                                    Signature


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             CIRCUIT CITY CREDIT CARD
                                             MASTER TRUST


                                             By:      FIRST NORTH AMERICAN
                                                      NATIONAL BANK, as
                                                      Servicer




                                             By:      /s/Philip J. Dunn
                                                      Philip J. Dunn
                                                      Vice President





Date:  October 15,2003


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549














                                    EXHIBITS
                                       TO
                                    FORM 8-K


                      CIRCUIT CITY CREDIT CARD MASTER TRUST









                                INDEX TO EXHIBITS




        Exhibit
        Number                   Exhibit


         99.1 Series 2000-2 Certificateholders Statement for the month of September 2003.

         99.2 Series 2002-1 Certificateholders Statement for the month of September 2003.

         99.3 Series 2003-2 Certificateholders Statement for the month of September 2003.